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                                                                  EXHIBIT 10.5.2


                               AMENDMENT NO.2 TO
                      ORBCOMM SYSTEM PROCUREMENT AGREEMENT


         This Amendment No. 2 ("Amendment No. 2") to ORBCOMM System Procurement Agreement is entered into this 24th day of March, 1997 between ORBCOMM Global, L.P. ("ORBCOMM Global") and Orbital Sciences Corporation ("Orbital").

                                   WITNESSETH

         WHEREAS, the parties previously entered into ORBCOMM System Procurement Agreement dated as of September 12, 1995 (the "Procurement Agreement"); and

         WHEREAS, the parties with to amend certain terms and conditions regarding the payment of certain milestones set forth therein;

         NOW THEREFORE, the parties agree as follows:

                            ARTICLE 1 - DEFINITIONS

         Terms used herein and not otherwise defined shall have the meanings assigned thereto in the Procurement Agreement.

                             ARTICLE 2 - AMENDMENTS

         Section 2.1 The first sentence of Section 4.1(b) of the Procurement Agreement shall be deleted in its entirety and replaced with the following:

         Orbital shall invoice ORBCOMM Global on a monthly basis for a maximum of 90% of its costs incurred during such month plus, to the extent permitted by Section 4.1(f), such portion of the cost in excess of the maximum amount to be invoiced to ORBCOMM Global in accordance with such Section 4.1(f) and not previously invoiced and paid; provided however that Orbital shall not be entitled to invoice ORBCOMM Global under Section 4.1(a) and this Section 4.1(b) in a cumulative total amount greater than $125,884,929.

         Section 2.2 Section 4.1(c) of the Procurement Agreement shall be deleted in its entirety and replaced with the following:

         The remaining 10% of costs incurred in any month through December 1997 may be invoiced incrementally on completion of the Category B Milestone for that month as set forth in Exhibit B; provided however that Orbital shall not be entitled to invoice ORBCOMM Global under this Section 4.1(c) in an amount greater than $13,987,214.
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         Section 2.3      Section 4.1(e) of the Procurement Agreement shall be
deleted in its entirety and replaced with the following:

         The total amount paid under Section 4.1(a), (b) and (c) shall not exceed $139,872,143 (the "Total Costs"). In the event costs incurred through December 31, 1997, are less than the Total Costs, the parties shall negotiate additional Category B Milestones for payment of the remaining balance of the Total Costs.

         Section 2.4 Exhibit B to the Procurement Agreement shall be deleted in its entirety and replaced with Exhibit B attached to this Amendment No. 2.

                           SECTION 3 - MISCELLANEOUS

         Section 3.1 This Amendment No. 2 shall be construed in accordance with and governed by the laws of the Commonwealth of Virginia, without giving effect to the provisions, policies or principles thereof related to choice or conflict of laws.

         Section 3.2 No changes to the Procurement Agreement are authorized hereby except as otherwise specified in this Amendment No. 2.

         IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 as of the day and year first above written.


                                    ORBCOMM GLOBAL, L.P.


                                    By:
                                       -------------------------
                                    Name:
                                    Title:



                                    ORBITAL SCIENCES CORPORATION


                                    By:
                                       -------------------------
                                    Name:
                                    Title:






                                       2
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                                   EXHIBIT B

                        ORBCOMM PROGRAMMATIC MILESTONES

         -----------------------------------------------------------------------------------------------------
         #                                        DESCRIPTION                                            DATE
         -----------------------------------------------------------------------------------------------------
         1     Determine FM1&2 antenna performance deficiencies                                         Sep-95
         -----------------------------------------------------------------------------------------------------
         2     Preliminary Launch Vehicle ICD Distributed                                               Oct-95
         -----------------------------------------------------------------------------------------------------
         3     Preliminary Electrical ICD Distributed                                                   Nov-95
         -----------------------------------------------------------------------------------------------------
         4     Avionics Box CDR                                                                         Dec-95
         -----------------------------------------------------------------------------------------------------
         5     Comm EDU (SRX,STX,G/W) Characterization Test                                             Jan-96
         -----------------------------------------------------------------------------------------------------
         6     EDU System Comprehensive Performance Test                                                Feb-96
         -----------------------------------------------------------------------------------------------------
         7     Electrical ICD Release                                                                   Mar-96
         -----------------------------------------------------------------------------------------------------
         8     EDU System Environmental Test Complete                                                   Apr-96
         -----------------------------------------------------------------------------------------------------
         9     Qual Unit Testing Complete on Structure, Avionics Box, BCR, SRX, STX, Gateway,           May-96
               and Antenna
         -----------------------------------------------------------------------------------------------------
         10    First Plane Flight Structures Delivered to OSC                                           Jun-96
         -----------------------------------------------------------------------------------------------------
         11    Preliminary Flight Checklist Released                                                    Jul-96
         -----------------------------------------------------------------------------------------------------
         12    Qual Vehicle Thermal Vacuum Test complete                                                Aug-96
         -----------------------------------------------------------------------------------------------------
         13    First 4 sets of Bus Flight units including Harness Ready for Integration                 Sep-96
         -----------------------------------------------------------------------------------------------------
         14    Acceptance Test - First Pegasus Motor Set                                                Oct-96
         -----------------------------------------------------------------------------------------------------
         15    HAPS Integration & Test Completed Successfully                                           Nov-96
         -----------------------------------------------------------------------------------------------------
         16    First Pegasus Launch - Separation from Pegasus Carrier Aircraft                          Dec-96
         -----------------------------------------------------------------------------------------------------
         17    First 8 sets of Flight STX, SRX, Gateway & Antenna units Ready for Integration           Jan-97
         -----------------------------------------------------------------------------------------------------
         18    24 sets of BCR, Avionics Box, SRX, STX & Gateway units Ready for Integration.            Feb-97
         -----------------------------------------------------------------------------------------------------
         19    12th spacecraft completes Integration and Test                                           Mar-97
         -----------------------------------------------------------------------------------------------------
         20    Plane 1 Preliminary Test Report Submitted                                                Apr-97
         -----------------------------------------------------------------------------------------------------
         21    First Pegasus Launch - Separation from Pegasus Carrier Aircraft.                         May-97
         -----------------------------------------------------------------------------------------------------
         22    Third Motor Set Flight Sim 1 Performed                                                   Jun-97
         -----------------------------------------------------------------------------------------------------
         23    20th spacecraft completes Integration and Test                                           Jul-97
         -----------------------------------------------------------------------------------------------------
         24    First Pegasus Launch - Separation from Pegasus Carrier Aircraft                          Aug-97
         -----------------------------------------------------------------------------------------------------
         25    26 sets of Solar Arrays complete                                                         Sep-97
         -----------------------------------------------------------------------------------------------------
         26    26 Structures complete preparation                                                       Oct-97
         -----------------------------------------------------------------------------------------------------
         27    Second HAPS completes Integration and Test                                               Nov-97
         -----------------------------------------------------------------------------------------------------
         28    26 Antenna Assemblies ready for Integration                                              Dec-97
         -----------------------------------------------------------------------------------------------------

         Note : Milestones 16, 21 & 24 are identical and should be invoiced simultaneously upon First Pegasus Launch. All milestones are expected to be completed prior to the Third Pegasus Launch.